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Exhibit 10.8                                    IBM

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International Business Machines Corporation     1580 Route 52
Hudson Valley Research Park                     Hopewell Junction, NY 12533-6531


Mr. Gary Jones
President and Chief Executive Officer
FED Corporation
Hudson Valley Research Park
1580 Route 52
Hopewell Junction, NY 12533-6531
                                                                    July 9, 1999

     Subject: First Amendment to the Lease executed on May 28, 1999, between International Business Machines Corporation (IBM) and FED Corporation (FED)

Dear Mr. Jones:

       This letter, upon your signed acceptance, amends the above referenced Lease between IBM and FED for space located at the Hudson Valley Research Park in Hopewell Junction, New York. The Lease shall be amended as follows:

       In "TABLE OF CONTENTS", page 2, delete line "Exhibit A4 -FED Occupied Space, Bldg. 320B First Floor" in its entirety.

       In PARAGRAPH 1, PREMISES: replace "...EXHIBITS A1 through A4..." with "...EXHIBITS A1 through A3..." and replace "...buildings numbered 310, 334, 330C and 32OB..." with "...buildings numbered 310, 334 and 330C..."

       In Paragraph 2, USE OF PREMISES, (a) Permitted Uses, replace "...Storage Space in EXHIBIT A1, EXHIBIT A3, and EXHIBIT A4..." with "...Storage Space in EXHIBIT A1, and EXHIBIT A3..."

       On Page 36, replace "Riders, A, B ,C, and D; EXHIBITS A1, A2, A3, A4, B, C, and D;..." with "Riders, A, B ,C, and D; EXHIBITS A1, A2, A3, B, C, and D;..."

       Replace "EXHIBIT A1", dated 01-15-99 in its entirety with "EXHIBIT A1" dated 07-02-99.

       On page 57, delete "EXHIBIT A4, FED Occupied Space Bldg. 320B First Floor" in its entirety and replace with "This page intentionally left Blank".

       Delete "EXHIBIT A4" dated 01-15-99 in its entirety.

       Except as amended herein, all the terms and conditions of the Lease shall remain in full force and be effective. Please indicate your acceptance by signing two (2) copies of this letter and returning them to IBM for counter signature. Thank you.

Accepted and agreed to:

INTERNATIONAL BUSINESS                  FED CORPORATION
MACHINES CORPORATION


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Raymond J. Wagner                       Gary W. Jones
Senior Program Manager                  President and Chief Executive Officer
North Region Real Estate


Date:                                   Date:
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